February 19, 2021
Toll Brothers, Inc.
1140 Virginia Drive
Fort Washington, PA 19034

Ladies and Gentlemen:
I am Senior Vice President, General Counsel and Chief Compliance Officer of Toll Brothers, Inc., a Delaware corporation (the “Company”). The Company, Toll Corp., a Delaware corporation, First Huntingdon Finance Corp., a Delaware corporation (“FHFC”), Toll Brothers Finance Corp., a Delaware corporation (“TBFC” and, together with Toll Corp. and FHFC, the “Debt Issuers”) and the certain other subsidiaries of the Company listed on Schedule I hereto (such subsidiaries, together with the Debt Issuers, the “Subsidiary Registrants”) have filed a Registration Statement on Form S-3 (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the registration under the Securities Act and the proposed issuance and sale from time to time pursuant to Rule 415 under the Securities Act of: (i) shares of common stock of the Company, $.01 par value per share (“Common Stock”); (ii) shares of preferred stock of the Company, $.01 par value per share (“Preferred Stock”); (iii) senior debt securities of TBFC (the “2012 Indenture Senior Debt Securities”) to be issued under the Indenture dated as of February 7, 2012 (the “2012 Indenture”), by and among TBFC, the Company, the other guarantors party thereto and The Bank of New York Mellon, as trustee, as it may be amended, supplemented or otherwise modified from time to time, which 2012 Indenture is filed with the Registration Statement, other senior secured debt securities and senior unsecured debt securities of TBFC or any other Debt Issuer (the “Senior Debt Securities”) to be issued under an indenture (the “Senior Indenture”), a form of which is filed with the Registration Statement, and senior subordinated debt securities and junior subordinated debt securities of the Debt Issuers (the “Subordinated Debt Securities” and, together with the 2012 Indenture Senior Debt Securities and the Senior Debt Securities, the “Debt Securities”) to be issued under an indenture (the “Subordinated Indenture”), a form of which is filed with the Registration Statement; (iv) warrants to purchase Common Stock, Preferred Stock or Debt Securities; (v) guarantees of the Company and the Subsidiary Registrants to be issued in connection with the Debt Securities (the “Guarantees”).

I have examined the Registration Statement as it became effective under the Securities Act; the related Prospectus dated February 19, 2021; the Senior Indenture; the Subordinated Indenture; the 2012 Indenture Debt Securities in the form included in the 2012 Indenture; the Senior Debt Securities in the form included in the Senior Indenture; the Subordinated Debt Securities in the form included in the Subordinated Indenture; the terms of the Guarantees as contained in the 2012 Indenture, the Senior Indenture and the Subordinated Indenture.
In rendering the opinions contained herein, I have relied upon my examination or the examination by members of our legal staff of the original or copies certified or otherwise identified to our satisfaction of the charter, bylaws or other governing documents of the Company and the Subsidiary Registrants, resolutions and written consents of their respective boards of directors, general partners, managers and managing members, as the case may be, statements and certificates from officers of the Subsidiary Registrants, and such other documents and records relating to the Subsidiary Registrants as we have deemed appropriate. I, or a member of my staff, have also examined the originals, or duplicates or certified or conformed copies, of such corporate and other records, agreements, documents and other instruments of the Company and the Subsidiary Registrants and have made such other investigations as I have deemed relevant and necessary in connection with the opinions hereinafter set forth. As to questions of fact material to this opinion, I have relied upon certificates or comparable documents or statements of public officials and of officers and representatives of the Company and the Subsidiary Registrants.
In rendering the opinions set forth below, I have also assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as duplicates or certified or conformed copies and the authenticity of the originals of such latter documents.
Based upon the foregoing, and subject to the qualifications, assumptions and limitations stated herein, I am of the opinion as follows:
1. The Company and each Subsidiary Registrant is a corporation, limited liability company or limited partnership, as applicable, validly existing and in good standing under the laws of the state in which it is incorporated or organized, as set forth in Schedule I hereto.
2. The Company and each Subsidiary Registrant has all necessary corporate, limited liability company or partnership power and authority to execute and deliver and to perform its obligations under the 2012 Indenture, the Senior Indenture and the Subordinated Indenture, to the extent party thereto.
3. The Company and each Subsidiary Registrant has taken all necessary corporate, limited liability company or partnership action to duly authorize the execution, delivery and performance of the 2012 Indenture, the Senior Indenture and the Subordinated Indenture, to the extent party thereto.

This opinion letter is limited to the matters expressly set forth above and is given only as of the date hereof. I assume no obligation to update or supplement this opinion letter to reflect any facts or circumstances that may hereafter come to my attention or any change in laws that may hereafter occur.
I hereby consent to the use of this opinion for filing with the Registration Statement as Exhibit 5.2 thereto. In giving this consent, I do not hereby admit that I am within the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission promulgated thereunder. Cravath, Swaine & Moore LLP, legal counsel to the Company and the Subsidiary Registrants, may rely upon this opinion with respect to matters set forth herein for purposes of its opinion being delivered and filed as Exhibit 5.1 to the Registration Statement.
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Very truly yours,

/s/ Timothy J. Hoban
Timothy J. Hoban
Senior Vice President, General Counsel and Chief Compliance Officer

Schedule I
Additional Subsidiary Registrants

Exact Name of Registrant as Specified in its Charter	Jurisdiction of Formation
Dominion III Corp.	Delaware
ESE Consultants, Inc.	Delaware
First Brandywine Investment Corp. IV	Delaware
HQZ Acquisitions, Inc.	Michigan
PRD Investors, Inc.	Delaware
Shapell Homes, Inc.	Delaware
Shapell Industries, Inc.	Delaware
TB Proprietary Corp.	Delaware
The Silverman Building Companies, Inc.	Michigan
Toll Architecture I, P.A.	Delaware
Toll Architecture, Inc.	Delaware
Toll Bros. of Arizona, Inc.	Arizona
Toll Bros. of North Carolina, Inc.	North Carolina
Toll Bros. of North Carolina II, Inc.	North Carolina
Toll Bros., Inc.	Pennsylvania
Toll Brothers AZ Construction Company	Arizona
Toll Brothers Canada USA, Inc.	Delaware
Toll Brothers Real Estate, Inc.	Pennsylvania
Toll CA Holdings, Inc.	Delaware
Toll Golden Corp.	Delaware
Toll Holdings, Inc.	Delaware
Toll MI VII Corp.	Michigan
Toll Mid-Atlantic V Corp.	Delaware
Toll Mid-Atlantic LP Company, Inc.	Delaware
Toll NJX-I Corp.	Delaware
Toll Northeast V Corp.	Delaware
Toll Northeast LP Company, Inc.	Delaware
Toll Northeast Services, Inc.	Delaware
Toll NV GP Corp.	Nevada
Toll Realty Holdings Corp. I	Delaware
Toll Realty Holdings Corp. II	Delaware
Toll Southeast LP Company, Inc.	Delaware
Toll Southeast Inc.	Delaware
Toll SW Holding I Corp.	Nevada
Toll VA GP Corp.	Delaware
Toll West Inc.	Delaware
Toll WV GP Corp.	West Virginia
Upper K Investors, Inc.	Delaware
Ashford Land Company, L.P.	Delaware
Audubon Ridge, L.P.	Pennsylvania
Belmont Land, L.P.	Virginia
Binks Estates Limited Partnership	Florida
Broad Run Associates, L.P.	Pennsylvania
Byers Commercial LP	Pennsylvania
CC Estates Limited Partnership	Massachusetts
Coleman-Toll Limited Partnership	Nevada
Dominion Country Club, L.P.	Virginia
Estates at Princeton Junction, L.P.	New Jersey
Fairfax Investment, L.P.	Virginia
First Brandywine Partners, L.P.	Delaware
Hoboken Land LP	New Jersey
Hockessin Chase, L.P.	Delaware

Schedule I
Additional Subsidiary Registrants

Exact Name of Registrant as Specified in its Charter	Jurisdiction of Formation
Laurel Creek, L.P.	New Jersey
Loudoun Valley Associates, L.P.	Virginia
NC Country Club Estates Limited Partnership	North Carolina
Porter Ranch Development Co.	California
Sorrento at Dublin Ranch I LP	California
Sorrento at Dublin Ranch III LP	California
South Riding, L.P.	Virginia
Southport Landing Limited Partnership	Connecticut
Stone Mill Estates, L.P.	Pennsylvania
Swedesford Chase, L.P.	Pennsylvania
TBI/Palm Beach Limited Partnership	Florida
The Bird Estate Limited Partnership	Massachusetts
Toll at Brier Creek Limited Partnership	North Carolina
Toll at Westlake, L.P.	New Jersey
Toll at Whippoorwill, L.P.	New York
Toll Brooklyn L.P.	New York
Toll Brothers AZ Limited Partnership	Arizona
Toll CA, L.P.	California
Toll CA II, L.P.	California
Toll CA III, L.P.	California
Toll CA IV, L.P.	California
Toll CA V, L.P.	California
Toll CA VI, L.P.	California
Toll CA VII, L.P.	California
Toll CA VIII, L.P.	California
Toll CA IX, L.P.	California
Toll CA X, L.P.	California
Toll CA XI, L.P.	California
Toll CA XII, L.P.	California
Toll CA XIX, L.P.	California
Toll CA XX, L.P.	California
Toll CO, L.P.	Colorado
Toll CO II, L.P.	Colorado
Toll CO III, L.P.	Colorado
Toll CT Limited Partnership	Connecticut
Toll CT II Limited Partnership	Connecticut
Toll CT III Limited Partnership	Connecticut
Toll CT IV Limited Partnership	Connecticut
Toll DE LP	Delaware
Toll DE II LP	Delaware
Toll Estero Limited Partnership	Florida
Toll FL Limited Partnership	Florida
Toll FL II Limited Partnership	Florida
Toll FL III Limited Partnership	Florida
Toll FL IV Limited Partnership	Florida
Toll FL V Limited Partnership	Florida
Toll FL VI Limited Partnership	Florida
Toll FL VII Limited Partnership	Florida
Toll FL VIII Limited Partnership	Florida
Toll FL X Limited Partnership	Florida
Toll FL XII Limited Partnership	Florida
Toll FL XIII Limited Partnership	Florida
Toll GA LP	Georgia

Schedule I
Additional Subsidiary Registrants

Exact Name of Registrant as Specified in its Charter	Jurisdiction of Formation
Toll Grove LP	New Jersey
Toll Hudson LP	New Jersey
Toll IL HWCC, L.P.	Illinois
Toll IL, L.P.	Illinois
Toll IL II, L.P.	Illinois
Toll IL III, L.P.	Illinois
Toll IL IV, L.P.	Illinois
Toll IL WSB, L.P.	Illinois
Toll Jacksonville Limited Partnership	Florida
Toll Land IV Limited Partnership	New Jersey
Toll Land V Limited Partnership	New York
Toll Land VI Limited Partnership	New York
Toll Land X Limited Partnership	Virginia
Toll Land XI Limited Partnership	New Jersey
Toll Land XV Limited Partnership	Virginia
Toll Land XVI Limited Partnership	New Jersey
Toll Land XVIII Limited Partnership	Connecticut
Toll Land XIX Limited Partnership	California
Toll Land XX Limited Partnership	California
Toll Land XXII Limited Partnership	California
Toll Land XXIII Limited Partnership	California
Toll Land XXV Limited Partnership	New Jersey
Toll MA Land Limited Partnership	Massachusetts
Toll MA Land III Limited Partnership	Massachusetts
Toll MD AF Limited Partnership	Maryland
Toll MD Limited Partnership	Maryland
Toll MD II Limited Partnership	Maryland
Toll MD III Limited Partnership	Maryland
Toll MD IV Limited Partnership	Maryland
Toll MD V Limited Partnership	Maryland
Toll MD VI Limited Partnership	Maryland
Toll MD VII Limited Partnership	Maryland
Toll MD VIII Limited Partnership	Maryland
Toll MD X Limited Partnership	Maryland
Toll MD XI Limited Partnership	Maryland
Toll MI Limited Partnership	Michigan
Toll MI II Limited Partnership	Michigan
Toll MI III Limited Partnership	Michigan
Toll MI IV Limited Partnership	Michigan
Toll MI V Limited Partnership	Michigan
Toll MI VI Limited Partnership	Michigan
Toll MN, L.P.	Minnesota
Toll MN II, L.P.	Minnesota
Toll Naval Associates	Pennsylvania
Toll NC, L.P.	North Carolina
Toll NC II LP	North Carolina
Toll NC III LP	North Carolina
Toll NJ, L.P.	New Jersey
Toll NJ II, L.P.	New Jersey
Toll NJ III, L.P.	New Jersey
Toll NJ IV, L.P.	New Jersey
Toll NJ VI, L.P.	New Jersey
Toll NJ VII, L.P.	New Jersey

Schedule I
Additional Subsidiary Registrants

Exact Name of Registrant as Specified in its Charter	Jurisdiction of Formation
Toll NJ VIII, L.P.	New Jersey
Toll NJ XI, L.P.	New Jersey
Toll NJ XII LP	New Jersey
Toll NV Limited Partnership	Nevada
Toll NY L.P.	New York
Toll NY III L.P.	New York
Toll NY IV L.P.	New York
Toll NY V L.P.	New York
Toll Orlando Limited Partnership	Florida
Toll PA Development LP	Pennsylvania
Toll PA Management LP	Pennsylvania
Toll PA, L.P.	Pennsylvania
Toll PA II, L.P.	Pennsylvania
Toll PA III, L.P.	Pennsylvania
Toll PA IV, L.P.	Pennsylvania
Toll PA VI, L.P.	Pennsylvania
Toll PA VIII, L.P.	Pennsylvania
Toll PA IX, L.P.	Pennsylvania
Toll PA X, L.P.	Pennsylvania
Toll PA XI, L.P.	Pennsylvania
Toll PA XII, L.P.	Pennsylvania
Toll PA XIII, L.P.	Pennsylvania
Toll PA XIV, L.P.	Pennsylvania
Toll PA XV, L.P.	Pennsylvania
Toll PA XVI, L.P.	Pennsylvania
Toll PA XVII, L.P.	Pennsylvania
Toll PA XVIII, L.P.	Pennsylvania
Toll PA XIX, L.P.	Pennsylvania
Toll Realty Holdings LP	Delaware
Toll RI, L.P.	Rhode Island
Toll RI II, L.P.	Rhode Island
Toll SC, L.P.	South Carolina
Toll SC II, L.P.	South Carolina
Toll SC III, L.P.	South Carolina
Toll SC IV, L.P.	South Carolina
Toll Stonebrae LP	California
Toll VA, L.P.	Virginia
Toll VA II, L.P.	Virginia
Toll VA III, L.P.	Virginia
Toll VA IV, L.P.	Virginia
Toll VA V, L.P.	Virginia
Toll VA VI, L.P.	Virginia
Toll VA VII, L.P.	Virginia
Toll VA VIII, L.P.	Virginia
Toll WV LP	West Virginia
Toll YL II, L.P.	California
Toll-Dublin, L.P.	California
89 Park Avenue LLC	New York
126-142 Morgan Street Urban Renewal LLC	New Jersey
134 Bay Street LLC	Delaware
1400 Hudson LLC	New Jersey
1451 Hudson LLC	New Jersey
1450 Washington LLC	New Jersey

Schedule I
Additional Subsidiary Registrants

Exact Name of Registrant as Specified in its Charter	Jurisdiction of Formation
1500 Garden St. LLC	New Jersey
2686-2690 Broadway LLC	New York
2686-2690 Broadway Member LLC	New York
352 Marin LLC	New Jersey
700 Grove Street Urban Renewal LLC	New Jersey
Arbor Hills Development LLC	Michigan
Arbors Porter Ranch, LLC	California
Belmont Country Club I LLC	Virginia
Belmont Country Club II LLC	Virginia
Block 255 LLC	New Jersey
Block 268 LLC	New Jersey
Brier Creek Country Club I LLC	North Carolina
Brier Creek Country Club II LLC	North Carolina
Byers Commercial LLC	Delaware
Component Systems I LLC	Delaware
Component Systems II LLC	Delaware
CWG Construction Company LLC	New Jersey
Dominion Valley Country Club I LLC	Virginia
Dominion Valley Country Club II LLC	Virginia
Enclave at Long Valley I LLC	New Jersey
Enclave at Long Valley II LLC	New Jersey
Frenchman’s Reserve Realty, LLC	Florida
Goshen Road Land Company LLC	Pennsylvania
Hatboro Road Associates LLC	Pennsylvania
Hoboken Cove LLC	New Jersey
Hoboken Land I LLC	Delaware
Jacksonville TBI Realty LLC	Florida
Liseter Land Company LLC	Pennsylvania
Liseter, LLC	Delaware
LL Parcel E, LLC	New York
Long Meadows TBI, LLC	Maryland
Mizner Realty, L.L.C.	Florida
Morgan Street JV LLC	Delaware
Naples TBI Realty, LLC	Florida
Orlando TBI Realty LLC	Florida
Placentia Development Company, LLC	California
Plum Canyon Master LLC	Delaware
PRD Investors, LLC	Delaware
PT Maxwell Holdings, LLC	New Jersey
PT Maxwell, L.L.C.	New Jersey
Rancho Costera LLC	Delaware
Regency at Denville, LLC	New Jersey
Regency at Dominion Valley LLC	Virginia
Regency at Washington I LLC	New Jersey
Regency at Washington II LLC	New Jersey
Shapell Hold Properties No. 1, LLC	Delaware
Shapell Land Company, LLC	Delaware
SRLP II LLC	Virginia
Tampa TBI Realty LLC	Florida
TB Kent Partners LLC	Delaware
The Regency Golf Club I LLC	Virginia
The Regency Golf Club II LLC	Virginia
Toll Austin TX LLC	Texas

Schedule I
Additional Subsidiary Registrants

Exact Name of Registrant as Specified in its Charter	Jurisdiction of Formation
Toll Austin TX II LLC	Texas
Toll Austin TX III LLC	Texas
Toll BBC LLC	Texas
Toll BBC II LLC	Texas
Toll CA I LLC	California
Toll CA III LLC	California
Toll CA Note II LLC	California
Toll CO I LLC	Colorado
Toll Corners LLC	Delaware
Toll Dallas TX LLC	Texas
Toll EB, LLC	Delaware
Toll Equipment, L.L.C.	Delaware
Toll FL I, LLC	Florida
Toll FL IV LLC	Florida
Toll FL V LLC	Florida
Toll Glastonbury LLC	Connecticut
Toll Henderson LLC	Nevada
Toll Hoboken LLC	Delaware
Toll Houston Land LLC	Texas
Toll Houston TX LLC	Texas
Toll ID I LLC	Idaho
Toll IN LLC	Indiana
Toll Jupiter LLC	Florida
Toll Land VII LLC	New York
Toll Lexington LLC	New York
Toll MA Development LLC	Massachusetts
Toll MA Holdings LLC	Delaware
Toll MA Land II GP LLC	Delaware
Toll MA Management LLC	Massachusetts
Toll MA I LLC	Massachusetts
Toll MA II LLC	Massachusetts
Toll MA III LLC	Massachusetts
Toll MA IV LLC	Massachusetts
Toll MD I, L.L.C.	Maryland
Toll MD II LLC	Maryland
Toll MD III LLC	Maryland
Toll MD IV LLC	Maryland
Toll Mid-Atlantic II LLC	Delaware
Toll Midwest LLC	Delaware
Toll Morgan Street LLC	Delaware
Toll NC I LLC	North Carolina
Toll NC IV LLC	North Carolina
Toll NC Note LLC	North Carolina
Toll NC Note II LLC	North Carolina
Toll NJ I, L.L.C.	New Jersey
Toll NJ II, L.L.C.	New Jersey
Toll NJ III, LLC	New Jersey
Toll NJ IV LLC	New Jersey
Toll Northeast II LLC	Delaware
Toll Northeast VIII LLC	Delaware
Toll NY II LLC	New York
Toll North LV LLC	Nevada
Toll North Reno LLC	Nevada

Schedule I
Additional Subsidiary Registrants

Exact Name of Registrant as Specified in its Charter	Jurisdiction of Formation
Toll NV GP I LLC	Nevada
Toll NV Holdings LLC	Nevada
Toll PA Twin Lakes LLC	Pennsylvania
Toll Port Imperial LLC	New Jersey
Toll Prasada LLC	Arizona
Toll San Antonio TX LLC	Texas
Toll South LV LLC	Nevada
Toll South Reno LLC	Nevada
Toll Southeast II LLC	Delaware
Toll Southwest LLC	Delaware
Toll Southwest II LLC	Delaware
Toll Sparks LLC	Nevada
Toll SW Holding LLC	Nevada
Toll TX Note LLC	Texas
Toll VA III, L.L.C.	Virginia
Toll Van Wyck, LLC	New York
Toll Vanderbilt II LLC	Rhode Island
Toll-Dublin, LLC	California
Toll West Coast LLC	Delaware
Toll West Coast II LLC	Delaware
Upper K Investors, LLC	Delaware
Upper K-Shapell, LLC	Delaware
Vanderbilt Capital, LLC	Rhode Island